Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Eyenovia, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Gandolfo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2021	/s/ John Gandolfo
	Name:	John Gandolfo
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)